Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

At the end of each interim reporting period, the Company estimates its effective tax rate expected to be applied for the full year. This estimate is used to determine the income tax provision or benefit on a year-to-date basis and may change in subsequent interim periods. Accordingly, the Company’s effective tax rate for the three and nine months ended September 30, 2022 was 0%, compared to the effective tax rate of 0% for the three and nine months ended September 30, 2021. The Company’s effective tax rates for both periods were affected primarily by a full valuation allowance on domestic net deferred tax assets.

Note 10. Income Taxes

A reconciliation of the Federal statutory rate (28%) to the total effective rate applicable to income (loss) is as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020

Expected benefit at statutory federal tax rate	$(979,527)	$(491,462)
State and local taxes, net of federal tax benefit	(311,373)	(155,505)
Other	(57,563)	264,094
Change in valuation allowance	1,348,463	382,873
	$-	$-

The components of the Company’s deferred tax assets are as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Deferred tax assets:
Fixed assets	$3,837	$10,169
Interest	46,361
Stock-based compensation	637,112	305,822
Net operating losses - federal	1,687,053	963558
Net operating losses – state and local	536,282	304,883
Research Credit	28,985	6,735
	2,939,630	1,591,167
Less Valuation Allowance	(2,939,630)	(1,591,167)
Net deferred tax assets	$-	$-

The authoritative guidance, requires the asset and liability method of accounting for deferred income taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities. Deferred tax assets or liabilities at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered.

The guidance also requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence needs to be considered, including a company’s current and past performance, the market environment in which the company operates, length of carryback and carryforward periods and existing contracts that will result in future profits. After reviewing all the evidence, the company has recorded a full valuation allowance.

SHARPS TECHNOLOGY, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2021 AND 2020

Note 10. Income Taxes (continued)

At December 31, 2021 the Company had federal net operating loss carryforwards of $8,034,000 which do not expire and state and local net operating loss carryforwards of approximately $8,034,000, which expire through 2041.

The Company files a Federal and New York State tax returns on a year ending December 31, previously as of June 30. The years that remain subject to examination are the years ended June 30, 2018 and June 30, 2019, six months ended December 31, 2019 and the year ended December 31, 2020. Interest and penalties, if any, related to income tax liabilities are included in income tax expense. As of December 31, 2020, the Company does not have a liability for uncertain tax positions.

On March 27, 2020, the CARES Act was signed into law. The CARES Act includes provisions relating to refundable payroll tax credits, deferment of the employer portion of certain payroll taxes, net operating loss carryback periods, and modifications to the net interest deduction limitations. While the Company continues to evaluate the impact of the CARES Act, it does not currently believe it will have a material impact on the Company’s income taxes or related disclosures.